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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned President and Chief Executive Officer and Chief Financial Officer of the Company certifies that, to his knowledge:


     1) the Company's Form 10-QSB for the quarter ended June 26, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


     2) the information contained in the Company's Form 10-QSB for the quarter ended June 26, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.


 /s/ Carl H. Guild, Jr.                   /s/ Michael P. Malone
 -----------------------------------      -------------------------------------
 Carl H. Guild, Jr.                       Michael P. Malone
 President & Chief Executive Officer      Treasurer and Chief Financial Officer


 Date:  August 9, 2004                    Date:  August 9, 2004